UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

Progyny, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-39100	27-2220139
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1359 Broadway New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 888-3124

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PGNY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2020, Progyny, Inc. (the “Company”) announced that Mark Livingston, the Company’s Executive Vice President of Finance, has been appointed as Chief Financial Officer of the Company, effective September 15, 2020. In this capacity, Mr. Livingston will serve as the Company’s principal financial and accounting officer.

Mr. Livingston, 54, has served as the Company’s Executive Vice President of Finance since May 2019. Prior to joining the Company, he served as Chief Financial Officer of the international business at Scripps Network Interactive, a media company, where he worked from August 2010 to April 2018, and as Chief Financial Officer of Emerson, Reid & Company, an employee benefits wholesaler, from June 2007 to August 2010. Previously, Mr. Livingston has held senior financial leadership roles at WebMD Corporation and Hess Corporation. Mr. Livingston received his B.S. from Tulane University, and is a licensed Certified Public Accountant.

In connection with Mr. Livington’s appointment to Chief Financial Officer, he will be entitled to an annual base salary of $425,000, and he will be eligible to receive an annual discretionary performance and retention bonus of up to a maximum of 60% of his annual base salary. There are no arrangements or understandings between Mr. Livingston and any other persons pursuant to which he was selected as an executive officer of the Company. Mr. Livingston has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Livingston’s appointment, Peter Anevski will resign from the role of Chief Financial Officer, effective September 15, 2020. He will continue to serve as the Company’s President and Chief Operating Officer.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the leadership changes described above has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated September 9, 2020

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGYNY, INC.

Dated: September 9, 2020
	By:	/s/ David Schlanger
David Schlanger
Chief Executive Officer

3